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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 28, 1999
                        (Date of earliest event reported)

                                K N Energy, Inc.
             (Exact name of Registrant as specified in its charter)


    Kansas                           1-6446                       48-0290000
  (State of                  (Commission File No.)              (IRS Employer
Incorporation)                                               Identification No.)

                              370 Van Gordon Street
                                P. O. Box 281304
                          Lakewood, Colorado 80228-8304
          (Address of principal executive offices, including zip code)

                                 (303) 989-1740
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.

          On September 28,1999, K N Energy, Inc., a Kansas corporation (the "Company"), and Kinder Morgan, Inc., a Delaware corporation ("Kinder Morgan"), issued a joint press release announcing that the Company's stockholders had approved the issuance of shares of the Company's common stock in connection with the merger of a wholly-owned subsidiary of the Company with and into Kinder Morgan (the "Merger") and that the Company's stockholders had approved an amendment to the Company's articles of incorporation to change the Company's name to "Kinder Morgan, Inc." upon completion of the Merger. In addition, Kinder Morgan's stockholders approved the Merger. The joint press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.1 Joint Press Release of the Company and Kinder Morgan, issued September 28, 1999.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        K N Energy, Inc.



                                        By:     /s/ Stewart A. Bliss
                                                --------------------------------
                                        Name:   Stewart A. Bliss
                                        Title:  Chairman and Chief
                                                  Executive Officer
Date:  September 29, 1999
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                                  EXHIBIT INDEX

99.1 Joint Press Release of the Company and Kinder Morgan, issued September 28, 1999.